                                                                    EXHIBIT 10.7

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT (the "Agreement") entered into this    day of June,
2000, by and among THE FARMERS & MERCHANTS BANK OF BOSWELL, INDIANA (the "Escrow Agent"), KEEFE, BRUYETTE & WOODS, INC. (the "Sales Agent") and LAFAYETTE COMMUNITY BANCORP (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company is in the process of forming Lafayette Community Bank (the "Bank"); and

     WHEREAS, in connection with the formation or acquisition of the Bank, the Company is offering up to 1,200,000 shares of its common stock ("Shares") at $10.00 per Share in accordance with the terms and conditions set forth in the Prospectus ("Prospectus") dated April 7, 2000 (the "Offering"); and

     WHEREAS, in connection with the Offering, the Company will retain Sales Agent, subject to a separate sales agency agreement, as the Company's exclusive financial advisor and marketing agent (i) to utilize its best efforts to solicit subscriptions for the Shares in the Offering and to advise and assist the Company with respect to the Shares in the Offering; and (ii) to manage the sale of Shares; and

     WHEREAS, the Prospectus set forth as a term and condition of the Offering that those potential investors desiring to purchase Shares must, among other things, deliver a check for the full amount of the purchase price of the Shares for which such investor has subscribed to the Company; and

     WHEREAS, the check for payment of the subscription price for the Shares which the investor has subscribed must be payable to the Escrow Agent, and will be deposited into the escrow account contemplated by this Agreement all as described in the Prospectus; and

     WHEREAS,in connection with the Offering, the Company desires the Escrow Agent to serve as escrow agent and the Escrow Agent desires to serve as escrow agent, as set forth in the Prospectus.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is herby acknowledged, the Company, Sales Agent and Escrow Agent hereby agree as follows:

     1. All payments made to Sales Agent for the purchase of Shares in the Offering which are in the form of a personal, certified or a cashiers' check shall be made payable to the Escrow Agent.
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     2.   Upon delivery to Sales Agent of any payment made for the purchase of
Shares in the Offering which are in certified or cashiers' checks. Sales Agent shall, by noon of the next business day following receipt of such payment, transmit such payment for Shares to the Escrow Agent.

     3. The Escrow Agent, upon receipt of any monies from the Company in connection with the Offering, shall hold such monies as escrow agent for the Company as follows:

     a. Such funds shall be held by the Escrow Agent until funds in the principal sum of not less than $9,000,000 as payment for the sale of 900,000 Shares have been deposited therein in accordance with the terms of the Prospectus. Escrow Agent shall promptly invest the funds in money market certificates of deposit; any short-term or money market fund available to such account through Escrow Agent's Trust Department; U.S. Treasury notes or bills; or such other obligation, which obligation shall be limited to an obligation guaranteed by the United States of America or an agency thereof and rated in one of the top two rating categories by a rating agency of national recognition, is considered prudent to safeguard principal, earn a reasonable rate of interest and have funds available within a reasonable time for distribution when required.

     b. At any time and from time to time after at least $9,000,000 have been deposited in the escrow account as set forth above, upon the written instruction of the Company, such funds, or a portion thereof, shall be immediately transferred by the Escrow Agent to a new account in the name of the Company (the "Company's Account"), and immediately thereafter, the Company shall have the sole authority to exercise complete dominion of the Company's Account and shall have the right to disburse any funds deposited therein in accordance with the absolute discretion.

     c. If funds in the aggregate amount of $9,000,000 have been deposited in the escrow account as set forth above, then such funds or the remaining funds in the escrow account shall be immediately transferred by the Escrow Agent to the Company's Account, and immediately thereafter, the Company shall have sole authority to exercise complete dominion of the Company's Account and shall have the right to disburse any funds deposited therein in accordance with its absolute discretion.


     d. If the sum of $9,000,000 is not deposited in the escrow account by the end of the offering period (as described in the Prospectus), which date may be extended not later than fifteen (15) days by the Company, then the Escrow Agent by the end of the offering period or any extension thereto, if extended by the Company, shall deliver and pay the entire balance of the escrow account plus accrued interest, to each of the investors in accordance with a letter of instruction from the Company (in the form of Exhibit A attached hereto) designating the name and address of each investor who


                                      -2-
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          is entitled to receive such funds at that time the Escrow Agent is required to make disbursement thereof by the Company.

     4. The duties and responsibilities of the Escrow agent will be limited to those expressly set forth herein, to hold escrow items and to deliver to recipients under such conditions as herein set forth. The Escrow Agent shall be fully protected form liability to the Company when relying in good faith on any written notices, demand certificate or document received from the Company which it reasonably believes to be genuine. The Escrow Agent shall not be liable to the Company for any loss or damage not caused by the gross negligence or willful misconduct of the Escrow Agent.

     5. The Escrow Agent shall be compensated for its services as set forth in Exhibit B attached hereto. Payment of such fee shall be made upon completion of the Offering.

     6. The Escrow Agent may resign by giving 30 days prior notice in writing to the Company. Upon written notice from the Company to the Escrow Agent of the appointment of the succeeding escrow agent, the escrow funds, less any fees due as provided herein, shall be forwarded to such successor escrow agent. In the event 60 days elapse from the date of the Escrow Agent's notice of resignation, and no successor escrow agent is appointed, the Escrow Agent shall forward the balance of the escrow funds to the Company.

     7. This Agreement shall be construed, enforced and administered in accordance with the laws of the State of Indiana without respect to its conflict of laws provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers this ____ day of June, 2000.



                                 LAFAYETTE COMMUNITY BANCORP

                                 By:
                                    --------------------------------
                                    David R. Zimmerman, President

                                 THE FARMERS AND MERCHANTS BANK

                                 By:
                                    --------------------------------
                                    William F. Cook, Chairman, President and
                                    Chief Executive Officer

                                 KEEFE, BRUYETTE & WOODS, INC.

                                 By:
                                    --------------------------------
                                    Harold T. Hanley, III, Senior Vice President


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                                   EXHIBIT A

To:   _______________________________ , Escrow Agent Transmittal No. ___________
      Cumulative Shareholders Record                 Date ______________________
      Account No. ___________________________
      Name __________________________________


          Subscription          Number of                      Amount of
             Number               Shares         Check        Shareholder
          ------------          ---------        -----        -----------













-----------------------------------------------
                    Number of         Total
                     Shares          Deposit
-----------------------------------------------
Total This
Transmittal:
-----------------------------------------------
Previous
Total:
-----------------------------------------------
Cumulative
Total:
-----------------------------------------------





                                                By:
                                                   -----------------------------
                                                                     , President
                                                   ------------------
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                                   EXHIBIT B

                              SCHEDULE OF CHARGES


ESCROW AGENT COMPENSATION

The Company shall pay to Escrow Agent for services set forth in the Agreement a total of $1000.00, payable upon completion of the Offering. In no event shall such compensation be deducted from funds held in the escrow account held by the Escrow Agent or from the Company Account.

RESIGNATION FEE

There is no resignation fee owed to the Company in the event the Escrow Agent resigns it duties set forth in the Agreement.